SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – February 23, 2011

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

 On February 23, 2011, Honeywell International Inc. (the “Company”) issued a press release announcing the results of its any and all cash tender offer for its outstanding 5.625% Notes due 2012, which tender offer expired on February 22, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

On February 24, 2011, the Company issued a press release announcing that it is exercising its option to redeem the entire outstanding principal amount of its 5.625% Notes due 2012. A copy of the press release is furnished herewith as Exhibit 99.2.

The information in this Item 7.01, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release of Honeywell International Inc. dated February 23, 2011 (Tender Offer Results)

Exhibit 99.2	Press Release of Honeywell International Inc. dated February 24, 2011 (Redemption of Notes)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2011	HONEYWELL INTERNATIONAL INC.

By: /s/ Thomas F. Larkins

      Thomas F. Larkins

      Vice President, Corporate Secretary and

      Deputy General Counsel